SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2004

SE GLOBAL EQUITIES CORP.
(Exact name of Registrant as specified in charter)

MINNESOTA
(State or other jurisdiction of incorporation)

000-26347	410985135
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 297, 1142 South Diamond Bar Boulevard, Diamond Bar, CA 91765
(Address of principal executive offices)

Registrant's telephone number, including area code: (604) 871-9909

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

Not Applicable.

ITEM 6. RESIGNATION OF DIRECTORS

Mr. Ken Lee has resigned from the Board of Directors of SE Global Equities Corp. A copy of his resignation dated February 27, 2004 is attached to this document which was received by the SE Global Equities Corp. on March 18, 2004.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF PROVISION OF CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLAN

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

EXHIBITS

99.1 Resignation of Mr. Ken Lee

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SE GLOBAL EQUITIES CORP

By:

/s/ Toby Chu
_________________________________

Toby Chu, CEO and Chairman

Dated: March 22, 2004